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                                                                   EXHIBIT 10.60

                                 AMENDMENT NO. 1

                          Dated as of December 31, 2004

                                       to

                         RECEIVABLES PURCHASE AGREEMENT

                          Dated as of February 28, 2003

            THIS AMENDMENT NO. 1 (this "Amendment") dated as of December 31, 2004, is entered into by and among (i) KELSEY-HAYES COMPANY, a Delaware corporation, TRW AUTOMOTIVE U.S. LLC, a Delaware limited liability company, TRW VEHICLE SAFETY SYSTEMS INC., a Delaware corporation, and LAKE CENTER INDUSTRIES TRANSPORTATION, INC., a Minnesota corporation (each a "Seller" and, collectively, the "Sellers"), (ii) TRW AUTOMOTIVE U.S. LLC, a Delaware corporation (the "Seller Agent") and (iii) TRW AUTOMOTIVE RECEIVABLES LLC, a Delaware limited liability company (the "Buyer").

                             PRELIMINARY STATEMENTS

            A. Reference is made to the Receivables Purchase Agreement dated as of February 28, 2003 among the Sellers, the Buyer and the Seller Agent (as amended or modified from time to time, the "Receivables Purchase Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Purchase Agreement.

            B. The parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments. Effective as of the Effective Date (as defined in Section 2 below) the Receivables Purchase Agreement shall be amended as follows:

            1.1 Section 4.01(l) of the Receivables Purchase Agreement is amended to delete the words "the North American Collection Accounts and the North American Concentration Accounts" and to substitute therefor the words "the Collection Accounts and the Concentration Account".

            1.2 Section 4.01(q) of the Receivables Purchase Agreement is amended to delete the words "North American" that appear before Collection Account in the first and last sentence.

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            1.3 Section 5.01(g) of the Receivables Purchase Agreement is amended to delete the words "North American" that appear before Collection Account in the first and last sentence.

            1.4 Section 5.01(h) of the Receivables Purchase Agreement is amended and restated in its entirety to read as follows:

            " (h) Deposits to Collection Accounts and Concentration Account. Such Seller will instruct all Obligors to remit all their payments in respect of the Receivables into a Collection Account (either directly by wire transfer or electronic funds transfer or by check mailed to a lock-box maintained by the relevant Collection Account Bank). If such Seller or the Collection Agent shall receive any Collections directly, such Seller shall promptly (and in any event within one Business Day) deposit the same into a Collection Account or the Concentration Account. Such Seller will use its reasonable best efforts to prevent funds which do not constitute Collections of Receivables from being deposited into any Collection Account or the Concentration Account."

            1.5 Section 4.01(e) of the Receivables Purchase Agreement is amended to change the date set forth herein from "December 31, 2001" to "December 31, 2003".

            1.6 Section 7.01(a) of the Receivables Purchase Agreement is amended to delete the words "since the Closing Date" and to substitute therefor the words "since December 31, 2003".

            SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which the Seller Agent shall have received a copy of this Amendment duly executed by each of the Sellers, the Seller Agent and the Buyer.

            SECTION 3. Reference to and Effect on the Receivables Purchase Agreement.

            3.1 Upon the effectiveness of this Amendment, each reference in the Receivables Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby, and each reference to the Receivables Purchase Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Purchase Agreement shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

            3.2 Except as specifically amended hereby, the Receivables Purchase Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Seller, the Seller Agent or the Buyer under the Receivables Purchase Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

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            3.4 Each of the parties hereto represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

            SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SELLER AGENT:                               TRW AUTOMOTIVE U.S. LLC

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: Vice President and Chief
                                                   Financial Officer

SELLERS:                                    KELSEY-HAYES COMPANY

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: Vice President and Treasurer

                                            TRW AUTOMOTIVE U.S. LLC

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: Vice President and Chief
                                                   Financial Officer

                                            TRW VEHICLE SAFETY SYSTEMS INC.

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: Vice President and Chief
                                                   Financial Officer

                                            LAKE CENTER INDUSTRIES
                                            TRANSPORTATION, INC.

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: Secretary

BUYER:                                      TRW AUTOMOTIVE RECEIVABLES LLC

                                            By: /s/ Joseph S. Cantie
                                                -------------------------
                                            Name: Joseph S. Cantie
                                            Title: President